HAPY

Harbor Corporate Culture Leaders ETF

Supplement to Summary Prospectus dated March 1, 2023
August 22, 2023
Harbor ETF Trust’s Board of Trustees has approved a name change from Harbor Corporate Culture Leaders ETF to Harbor Human Capital Factor Unconstrained ETF. The name change is effective September 5, 2023.
Investors Should Retain This Supplement For Future Reference
S0823.SP.ETF.HAPY